UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 12, 2005


                              U.S. Gold Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                          1-02714                       84-1533604
---------------                   ------------                 ----------------
(State or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                 Identification #)
incorporation)


             2201 Kipling Street, Suite 100, Lakewood, CO 80215-1545
             -------------------------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 238-1438
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
-------------------------

On April 12, 2005, U.S. Gold Corporation (the "Corporation") received written notice from BacTech Nevada Corporation (BacTech) pursuant to Section 14.2 of the Amended and Restated Operating Agreement of the Tonkin Springs LLC dated July 31, 2003, pursuant to Section 2.3 of the Amended and Restated Members' Agreement of the Tonkin Springs LLC dated July 31, 2003, that BacTech has elected to resign and withdraw from Tonkin Springs LLC effective on the date which is 30 days from the date of the notice, May 12, 2005.


Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

(c)      Exhibits:

         10.1 Amended and Restated Members' Agreement of the Tonkin Springs LLC between Tonkin Springs Venture L.P. and BacTech Nevada Corporation dated effective July 31, 2003 (Incorporated by reference from the Report on Form 8-K dated August 6, 2003, Exhibt 10.2).

         10.2 Amended and Restated Operating Agreement of the Tonkin Springs LLC between Tonkin springs Venture L.P. and BacTech Nevada Corporation dated effective July 31, 2003 (Incorporated by reference from the Report on Form 8-K dated August 6, 2003, Exhibit 10.3).



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          U.S. GOLD CORPORATION



                                          By: /s/ William W. Reid
                                              ----------------------------------
                                                William W. Reid
                                                President



Dated:  April 14, 2005









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